UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2025

TGE Value Creative Solutions Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43025	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

66 rue Jean-Jacques Rousseau 75001 Paris, France	75001
(Address of principal executive offices)	(Zip Code)

+33 (0) 1 7673 2800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BEBE U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	BEBE	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BEBE WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On December 22, 2025, TGE Value Creative Solutions Corp (the “Company”) consummated its initial public offering (the “IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (an “Ordinary Share”), and one-half of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one Ordinary Share for $11.50 per share, subject to certain adjustments. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000.

In connection with the IPO, the Company entered into the following agreements and documents, the forms of which were previously filed as exhibits to the Company’s registration statement (File No. 333-289690):

●	Underwriting Agreement, dated December 18, 2025, between the Company and Cohen & Company Capital Markets.

●	Warrant Agreement, dated December 18, 2025, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

●	Letter Agreement, dated December 18, 2025, among the Company, the TGE SpiderNet Capital Group LLC (the “Sponsor”) and the other parties thereto.

●	Investment Management Trust Agreement, dated December 18, 2025, between the Company and Continental Stock Transfer & Trust Company, as trustee.

●	Registration Rights Agreement, dated December 18, 2025, among the Company, the Sponsor, Cohen & Company Capital Markets and certain other security holders named therein.

●	Administrative Services Agreement, dated December 18, 2025, between the Company and the Sponsor.

●	Private Placement Warrants Purchase Agreement, dated December 18, 2025, between the Company and the Sponsor.

●	Indemnity Agreement, dated December 18, 2025, between the Company and Feridun Hamdullahpur.

●	Indemnity Agreement, dated December 18, 2025, between the Company and Joanne Shoveller.

●	Indemnity Agreement, dated December 18, 2025, between the Company and Samuel Chau.

●	Indemnity Agreement, dated December 18, 2025, between the Company and Xavier Zee.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and attached hereto as exhibits.

Item 3.02. Unregistered Sales of Equity Securities

Substantially concurrently with the closing of the IPO, the Sponsor, the Company’s sponsor, purchased 5,300,000 warrants at a price of $0.50 per warrant and Cohen & Company Capital Markets, the underwriter of the IPO, purchased 1,764,706 warrants at a price of $0.85 per warrant (each a “Private Placement Warrant”), generating aggregate gross proceeds to the Company of $4,150,000. Each Private Placement Warrant is exercisable to purchase one Class A ordinary share at $11.50 per share. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that the Private Placement Warrants: (1) will not be redeemable by the Company; (2) may not (and the Ordinary Shares issuable upon exercise of the Private Placement Warrants may not), subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination; (3) may be exercised by the holders on a cashless basis; and (4) are entitled to registration rights (including in respect of the Ordinary Shares issuable upon exercise of the Private Placement Warrants).

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

 In connection with the IPO, the second amended and restated memorandum and articles of association of the Company became effective on December 18, 2025, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

A total of $150,000,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at East West Bank, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its income taxes and up to $100,000 to pay dissolution expenses, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s second amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On December 18, 2025, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On December 2, 2025, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated December 18, 2025, between the Company and Cohen & Company Capital Markets.
3.1	Second Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Warrant Agreement, dated December 18, 2025, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated December 18, 2025, among the Company, the Sponsor and the other parties thereto.
10.2	Investment Management Trust Agreement, dated December 18, 2025, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated December 18, 2025, among the Company, the Sponsor, Cohen & Company Capital Markets and certain other security holders named therein.
10.4	Administrative Services Agreement, dated December 18, 2025, between the Company and the Sponsor.
10.5	Private Placement Warrants Purchase Agreement, dated December 18, 2025, between the Company and the Sponsor.
10.6	Indemnity Agreement, dated December 18, 2025, between the Company and Feridun Hamdullahpur.
10.7	Indemnity Agreement, dated December 18, 2025, between the Company and Joanne Shoveller.
10.8	Indemnity Agreement, dated December 18, 2025, between the Company and Samuel Chau.
10.9	Indemnity Agreement, dated December 18, 2025, between the Company and Xavier Zee.
10.10	Private Placement Warrants Purchase Agreement, dated December 18, 2025, between the Company and Cohen & Company Capital Markets.
99.1	Press Release, dated December 18, 2025.
99.2	Press Release, dated December 22, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TGE Value Creative Solutions Corp

Date: December 29, 2025	By:	/s/ Feridun Hamdullahpur
		Name:	Feridun Hamdullahpur
		Title:	Co-Chairperson

3